EXHIBIT 99.1


                          ________ Shares

                             ACC CORP.

         CLASS A COMMON STOCK (par value $0.015 per share)





                      UNDERWRITING AGREEMENT






















September __, 1996

                                               September __, 1996





Morgan Stanley & Co.
   Incorporated
Wheat, First Securities, Inc.
c/o Morgan Stanley & Co.
     Incorporated
   1585 Broadway
   New York, New York  10036


Ladies and Gentlemen:

          Certain shareholders of ACC Corp., a Delaware corporation (the "Company") named in Schedule I hereto (the "Selling Shareholders"), severally propose to sell to the several Underwriters named in Schedule II hereto (the "Underwriters"), _________ shares of Class A Common Stock (par value $0.015 per share) of the Company (the "Secondary Shares") and warrants (the "Warrants") exercisable for an aggregate of _____ shares (the "Warrant Shares") of Class A Common Stock (par value $0.015 per share) of the Company, each Selling Shareholder selling the amount of Secondary Shares and Warrants exercisable for the number of Warrant Shares set forth opposite such Selling Shareholder's name in Schedule I hereto. The Selling Shareholders selling Warrants as set forth in Schedule I hereto are hereinafter referred to individually as a "Warrant Holder" and collectively as "Warrant Holders". The Secondary Shares and the Warrant Shares are hereinafter collectively referred to as the "Shares". The shares of Class A Common Stock (par value $0.015 per share) of the Company to be outstanding after giving effect to the sales contemplated hereby including the purchase and exercise of the Warrants by the Underwriters are hereinafter referred to as the "Common Stock".

          The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (Registration No. 333-12195), including a prospectus, relating to the Shares, and the offering thereof from time to time in accordance with Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"). Such registration statement has been declared effective by the Commission. The Company may also file, pursuant to Rule 462(b) under the Securities Act, one or more registration statements in connection with the registration statement on Form S-3, which would become effective upon filing with the Commission (a "Rule 462(b) Registration Statement"). As provided in
Section 6(a) hereof, a prospectus supplement relating to the Shares, the terms of the offering thereof and the other matters set forth therein has been prepared and will be filed pursuant to Rule 424 under the Securities Act. Such prospectus supplement, in the form first filed after the date hereof pursuant to Rule 424, is herein referred to as the "Prospectus supplement." Such registration statement, as amended as of the date hereof, together with any Rule 462(b) Registration Statement under the Securities Act, including the exhibits thereto and the documents incorporated by reference therein, is herein called the "Registration Statement," and the basic prospectus included therein relating to the offering of Common Stock under the Registration Statement, as supplemented by the Prospectus supplement, is herein called the "Prospectus," except that, if such basic prospectus is amended or supplemented on or prior to the date on which the Prospectus supplement is first filed pursuant to Rule 424, the term "Prospectus" shall refer to the basic prospectus, as so amended or supplemented and as supplemented by the Prospectus supplement, in either case including the documents filed by the Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that are incorporated by reference therein.

          1. REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to each of the Underwriters and to each of the Selling
Shareholders that:

          (a) The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or, to the Company's knowledge, threatened by the Commission.

          (b) (i) On the original effective date of the Registration Statement, on the effective date of the most recent post-effective amendment thereto, if any, on the date of the filing of any Rule 462(b) Registration Statement, and, if applicable, on the date of the filing by the Company of any annual report on Form 10-K after the original filing of the Registration Statement, the Registration Statement complied in all material respects with the requirements of the Securities Act and the rules and regulations of the Commission thereunder (the "Securities Act Regulations") and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) on the date hereof and on the Closing Date (as defined below), the Registration Statement, and any amendments thereto, and the Prospectus, and any amendments thereto and supplements thereto, comply and will comply in all material respects with the requirements of the Securities Act and the Securities Act Regulations, (iii) neither the Registration Statement nor any amendments thereto include or will include an untrue statement of a material fact or omit or will omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and neither the Prospectus, nor any amendments and supplements thereto, include or will include an untrue statement of a material fact or omit or will omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; PROVIDED, HOWEVER, that the Company makes no representations or warranties as to statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Selling Shareholder or Underwriter, through you, expressly for use in the Registration Statement or the Prospectus.

          (c) The documents incorporated by reference in the Prospectus, at the time they were filed with the Commission, complied in all material respects with the requirements of the Exchange Act, and the rules and regulations of the Commission thereunder (the "Exchange Act Regulations") and, when read together with the other information in the Prospectus, do not and will not, on the date hereof and on the Closing Date, include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (d) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Delaware, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

          (e) Each of the Company's significant subsidiaries (as such term is defined in Rule 1-02(w) of Regulation S-X under the Securities Act) and ACC National Telecom Corp. has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole. Neither the Company nor any of its subsidiaries conducts any business in the District of Columbia, Alaska, Arizona, Hawaii, Kentucky or Vermont which subjects it to applicable telecommunications regulations of any such jurisdiction.

          (f) The authorized capital stock of the Company conforms as to legal matters to the description thereof contained in the Prospectus.

          (g) The shares of Common Stock outstanding have been duly authorized and are validly issued, fully paid and non-assessable.

          (h) The Warrants are exercisable for the Warrant Shares. The Shares have been duly authorized and, when issued and delivered in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable and will not be subject to any preemptive or similar rights.

          (i) This Agreement and each of the Irrevocable Power of Attorney and Custody Agreements (the "Power of Attorney and Custody Agreements"), each dated the date hereof, between each employee Selling Shareholder and the Company as Custodian (the "Custodian"), appointing certain individuals as the employee Selling Shareholders' attorneys-in-fact to the extent set forth therein relating to the transactions contemplated hereby and by the Registration Statement, have been duly authorized, executed and delivered by the Company. The Power of Attorney and Custody Agreements are valid and binding agreements of the Company, enforceable in accordance with their terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and
     (ii) the availability of equitable remedies may be limited by equitable principles of general applicability.

          (j) The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement and the Power of Attorney and Custody Agreements will not contravene any provision of applicable law or the certificate of incorporation or by-laws of the Company or any agreement or other instrument binding upon the Company or any of its subsidiaries, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary, and no consent, approval, authorization or order of or qualification with any governmental body or agency is required for the performance by the Company of its obligations under this Agreement or the Power of Attorney and Custody Agreements, except such as may be required by the securities or Blue Sky laws of the various states of the United States of America or of any jurisdiction outside the United States of America in connection with the offer and sale of the Shares.

          (k) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein or contemplated thereby, there has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole.

          (l) There are no legal or governmental proceedings pending or, to the Company's knowledge, threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described in the Registration Statement or Prospectus or a document incorporated therein by reference or any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required.

          (m) Each of the Company and its subsidiaries has all necessary certificates, orders, permits, licenses, authorizations, consents and approvals of and from, and has made all declarations and filings with, all federal, state, local, foreign supranational, national and other governmental authorities, all self-regulatory organizations and all courts and tribunals, to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Prospectus, except to the extent that the failure to so obtain or file would not have a material adverse effect on the Company and its subsidiaries, taken as a whole; and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to revocation or modification of any such certificates, orders, permits, licenses, authorizations, consents or approvals, nor is the Company or any of its subsidiaries in violation of, or in default under, any federal, state, local, foreign supranational or national law, regulation, rule, decree, order or judgment applicable to the Company or any of its subsidiaries the effect of which, singly or in the aggregate, would have a material adverse effect on the prospects, condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, except as described in the Prospectus. The radio licenses issued to the Company and its subsidiaries are not material to the business of the Company and its subsidiaries, taken as a whole.

          (n) Each preliminary prospectus filed as part of the registration statement as originally filed or as part of any amendment thereto, or preliminary prospectus supplement filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the Securities Act and the rules and regulations of the Commission thereunder.

          (o) The Company is not an "investment company", as such term is defined in the Investment Company Act of 1940, as amended.

          (p) The Company and its subsidiaries are (i) in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

          (q) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, (1) the Company and its subsidiaries have not incurred any material liability or obligation, direct or contingent, nor entered into any material transaction not in the ordinary course of business; (2) the Company has not purchased any of its outstanding capital stock, nor declared, paid or otherwise made any dividend or distribution of any kind on its capital stock; and (3) there has not been any material change in the capital stock, short-term debt or long-term debt of the Company and its consolidated subsidiaries, except in each case as described in or contemplated by the Prospectus.

          (r) The Company and its subsidiaries have good and insurable title to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid and subsisting leases which are enforceable against the Company and, to the Company's knowledge, against the other parties thereto with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries, in each case except as described in or contemplated by the Prospectus.

          (s) No material labor dispute with the employees of the Company or any of its subsidiaries exists, except as described in or contemplated by the Prospectus, or, to the knowledge of the Company, is imminent, which would have a material adverse effect upon the Company and its subsidiaries, taken as a whole; and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its principal suppliers, manufacturers or contractors that could result in any material adverse change in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole.

          (t) The Company and each of its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as the Company believes are prudent and are generally customary in the businesses in which they are engaged; since December 31, 1993, neither the Company nor any such subsidiary has been refused any insurance coverage sought or applied for; and neither the Company nor any such subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition, financial or otherwise, or the earnings, business or operations of the Company and its subsidiaries, taken as a whole, except as described in or contemplated by the Prospectus.

          (u) The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (1) transactions are executed in accordance with management's general and specific authorizations; (2) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (3) access to assets is permitted only in accordance with management's general or specific authorization; and
     (4) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (v) The Company is in compliance with all provisions of Section 517.075, Florida Statutes (Chapter 92-198, Laws of Florida).

          (w) The Shares have been approved for quotation on the Nasdaq National Market System ("Nasdaq") by the National Association of Securities Dealers, Inc.

          (x) Neither the Company nor any of its subsidiaries has taken or will take, directly or indirectly, any action designed to, or that might be reasonably expected to, cause or result in stabilization or manipulation of the price of the Common Stock.

          2. REPRESENTATIONS AND WARRANTIES OF THE SELLING SHAREHOLDERS. Each of the Selling Shareholders severally and not jointly represents and warrants to and agrees with each of the Underwriters and the Company that:

          (a) This Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Shareholder, and each of the Power of Attorney and Custody Agreement and, in the case of the Warrant Holders, the warrant assignment agreement relating to the Warrants (the "Warrant Assignment Agreement") of such Selling Shareholder has been duly authorized, executed and delivered by such Selling Shareholder, and is a valid and binding agreement of such Selling Shareholder, enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and
     (ii) the availability of equitable remedies may be limited by equitable principles of general applicability.

          (b) The execution and delivery by such Selling Shareholder of, and the performance by such Selling Shareholder of its obligations under, this Agreement, with respect to each employee or other Selling Shareholder signing a Power of Attorney and Custody Agreement, its Power of Attorney and Custody Agreement and, in the case of each Warrant Holder, the Warrant Assignment Agreement will not contravene any provision of applicable law, the certificate of incorporation or by-laws (if such Selling Shareholder is a corporation) or the partnership agreement (if such Selling Shareholder is a partnership) of such Selling Shareholder or any agreement or other instrument binding upon such Selling Shareholder or any judgment, order or decree of any governmental body, agency or court having jurisdiction over such Selling Shareholder, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by such Selling Shareholder of its obligations under this Agreement or the Power of Attorney and Custody Agreement or, if applicable, the Warrant Assignment Agreement, in the case of a Warrant Holder, of such Selling Shareholder, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares.

          (c) Such employee Selling Shareholder will have, upon exercise of its options, the legal right and power, and all required authorizations and approvals to enter into this Agreement and, in the case of the employee Selling Shareholders, its Power of Attorney and Custody Agreement and to sell, transfer and deliver the Secondary Shares to be sold by such Selling Shareholder.

          (d) In the case of a Warrant Holder, such Selling Shareholder has the legal right and power, and all required authorizations and approvals to enter into its Warrant Assignment Agreement and to sell, transfer and deliver the Warrants to be sold by such Selling
     Shareholder.

          (e) In the case of a Warrant Holder, such Selling Shareholder has valid and marketable title, free and clear of all security interests, claims, liens, equities and other encumbrances, to the Warrants, which are (and, subsequent to the assignment to the Underwriters pursuant to the Warrant Assignment Agreement, will be) exercisable for the Warrant Shares.

          (f) In the case of Fleet Venture Resources, Inc., Fleet Equity Partners VI, L.P. and Chisholm Partners II, L.P. (each, a "Preferred Stock Holder"), such Selling Shareholder has valid and marketable title, free and clear of all security interests, claims, liens, equities and other encumbrances, to the Preferred Stock, which is convertible into the Secondary Shares to be sold by such Selling Shareholder as set forth in the Prospectus and, upon conversion of the Preferred Stock, such Selling Shareholder will have valid and marketable title to the Common Stock it receives upon such conversion, free and clear of all security interests, claims, liens, equities and other encumbrances.

          (g) Such Selling Shareholder has valid and marketable title, free and clear of all security interests, claims, liens, equities and other encumbrances, to the Secondary Shares to be sold by such Selling Shareholder as set forth in the Prospectus.

          (h) Upon delivery of, and payment for, the Shares, if any, to be sold by such Selling Shareholder pursuant to this Agreement, valid and marketable title to such Shares, free and clear of any security interests, claims, liens, equities and other encumbrances, will pass to the Underwriters.

          (i) In the case of a Warrant Holder, upon delivery of, and payment for, the Warrants to be sold by such Selling Shareholder pursuant to this Agreement, valid and marketable title to such Warrants, free and clear of any security interests, claims, liens, equities and other encumbrances, will pass to the Underwriters.

          (j) Such employee Selling Shareholder has placed in custody under its Power of Attorney and Custody Agreement with the Custodian for delivery under this Agreement, the certificates representing the Secondary Shares to be sold by such Selling Shareholder and a stock transfer power duly executed in blank.

          (k) All information furnished to the Company in writing by or on behalf of such Selling Shareholder expressly for use in the Registration Statement and Prospectus is, and on the Closing Date (as defined below) will be, true, correct and complete, and does not, and on the Closing Date will not, contain any untrue statement of material fact or omit to state any material fact necessary to make such information not misleading.

          (l) Such Selling Shareholder has not taken and will not take, directly or indirectly, any action designed to, or that might be reasonably expected to, cause or result in stabilization or manipulation of the price of the Common Stock (provided that such Selling Shareholder does not make any representation as to any actions that may be taken by any Underwriter); and such Selling Shareholder has not distributed and will not distribute any prospectus or other offering material in connection with the offering and sale of the Shares other than any preliminary prospectus supplement filed with the Commission or the Prospectus or other material permitted by the Securities Act.

          (m) Such Selling Shareholder has no direct or indirect association or affiliation with any National Association of Securities Dealers, Inc. members participating in the offering of the Shares and has had no arrangements, dealings or affiliation with, and is not aware of any information relating to underwriting compensation payable to or for the benefit of, any member of the National Association of Securities Dealers, Inc., person associated with a member or any Underwriter, relating to the offering of Shares that has not been disclosed in the Registration Statement or set forth herein.

          3. AGREEMENTS TO SELL AND PURCHASE. The Company and the Selling Shareholders have been advised by you that the Underwriters propose to make a public offering from time to time of the Shares as soon after the Registration Statement and this Agreement have become effective as in your judgment is advisable. Each Selling Shareholder, severally and not jointly, hereby agrees to sell to the several Underwriters, and the Underwriters, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated or specified in
Schedule III hereto, agree, severally and not jointly, to purchase from the Selling Shareholders the respective number of Shares and Warrants set forth in Schedule II hereto opposite their respective names at the purchase price per share or warrant, as the case may be, set forth in Schedule III hereto. The Company and the Selling Shareholders are further advised by you that the Shares are to be offered to certain dealers selected by you at a price that represents a concession as set forth in Schedule III hereto and that any Underwriter may allow, and such dealers may reallow, a concession as set forth in Schedule III hereto, to any Underwriter or to certain other dealers.

          Each of the Selling Shareholders and the Company hereby agrees that, without the prior written consent of Morgan Stanley & Co. Incorporated, it will not (A) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (whether or not such shares or securities are either now owned or are hereafter acquired) or (B) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (A) or (B) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise for a period of 60 days after the date of the Prospectus, other than (i) the Shares to be sold hereunder,
(ii) the issuance by the Company of shares of Common Stock upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof and described in the Prospectus (iii) Shares which, as of the date of the Prospectus, have been pledged to secure bona fide loans on which a Selling Shareholder is the obligor as set forth in the lock-up agreements prepared by you and signed by certain of the Selling Shareholders, or (iv) the issuance by the Company of shares of Common Stock pursuant to the Company's Employee Long-Term Incentive Plan, Employee Stock Purchase Plan and, with respect to any new directors, the Non-Employee Directors' Stock Option Plan, as such plans are in effect on the date of the Prospectus.

          4. PAYMENT AND DELIVERY. Each payment hereunder shall be made by wire transfer in immediately available funds at the office of Shearman & Sterling, 599 Lexington Avenue, New York, New York at 10:00 A.M., local time, on the date specified in Schedule III hereto, or at such other time or date as designated in writing by you, not later than ten business days after the date specified in Schedule III hereto. The time and date of such payment are hereinafter referred to as the "Closing Date".

          The "purchase price" to be paid by the Underwriters shall be equal to (i) $_____ per Secondary Share and (ii) $_____ per Warrant Share, less the exercise price with respect to such Warrant Share. The purchase price shall be paid by the Underwriters (a) in the case of employee Selling Shareholders, to the Company, to the account specified in writing by the Company and (b) in the case of other Selling Shareholders, to such Selling Shareholder, to the account specified in writing by such Selling Shareholder. The exercise price with respect to any Warrant Shares shall be paid by the Underwriters to the Company, to the account specified in writing by the Company. All payments provided for in this paragraph shall be made in immediately available funds on the Closing Date.

          Certificates for the Secondary Shares and the Warrant Shares shall be in definitive form and registered in such names and in such denominations as you shall request in writing not later than two full business days prior to the Closing Date. The certificates evidencing the Secondary Shares and the Warrant Shares shall be delivered to you on the Closing Date for the respective accounts of the several Underwriters, with any transfer taxes payable in connection with the transfer of the Shares to the Underwriters duly paid, against payment of the purchase price therefor.

          5. CONDITIONS TO THE UNDERWRITERS' OBLIGATIONS. The obligations of the Selling Shareholders and the Company and the several obligations of the Underwriters hereunder are subject to the condition that the Registration Statement shall have become effective not later than the date hereof.

          The several obligations of the Underwriters hereunder are subject to the following further conditions:

          (a) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date:

               (i) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the Company's securities by any "nationally recognized statistical rating organization" as such term is defined for purposes of Rule 436(g)(2) under the Securities Act; and

               (ii) there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations, of the Company and its subsidiaries, taken as a whole, from that set forth in the Registration Statement, that, in your judgment, is material and adverse and makes it, in your judgment, impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus.

          (b) The Underwriters shall have received on the Closing Date a certificate, dated the Closing Date and signed, on behalf of the Company, by an executive officer of the Company, to the effect set forth in clause (a)(i) above and to the effect that the representations and warranties of the Company contained in this Agreement are true and correct as of the Closing Date and that the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date.

          The officer signing and delivering such certificate may rely upon the best of his knowledge as to proceedings threatened.

          (c) You shall have received on the Closing Date an opinion of Daniel J. Venuti, Corporate Counsel for the Company, dated the Closing Date, to the effect that:

               (i) the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Delaware, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries taken as a whole;
               (ii) each subsidiary of the Company incorporated under the laws of a state of the United States has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries taken as a whole;

               (iii) the shares of Common Stock outstanding have been duly authorized and are validly issued, fully paid and non-assessable;

               (iv) the execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement and the Power of Attorney and Custody Agreements will not contravene any provision of applicable law or the certificate of incorporation or by-laws of the Company or, to the best of such counsel's knowledge, any agreement or other instrument binding upon the Company or any of its subsidiaries or, to the best of such counsel's knowledge, any judgment, or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary, and no consent, approval, authorization or order of or qualification with any governmental body or agency is required for the performance by the Company of its obligations under this Agreement or the Power of Attorney and Custody Agreements, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares by the Underwriters; and

               (v) the statements in the Prospectus under the caption "Risk Factors - Shares Eligible for Future Sale", insofar as such statements constitute summaries of the documents or legal conclusions referred to therein, fairly summarize and fairly present, in all material respects, the information called for with respect to such documents or legal conclusions referred to therein with respect to at least _____ shares of Common Stock outstanding.

          (d) You shall have received on the Closing Date an opinion of Nixon, Hargrave, Devans & Doyle LLP, special securities counsel for the Company, dated the Closing Date, to the effect that:

               (i) the authorized capital stock of the Company conforms in all material respects as to legal matters to the description thereof contained in the Prospectus;

               (ii) the Shares have been duly authorized and, when issued and delivered in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, and to such counsel's knowledge the issuance of such Shares will not be subject to any preemptive or similar rights;

               (iii) this Agreement and the Power of Attorney and Custody Agreements have been duly authorized, executed and delivered by the Company;

               (iv) the statements (1) in the Prospectus under the captions "Description of Capital Stock" and "Plan of Distribution", (2) in the Registration Statement in Item 15, and (3) in the Company's most recent annual report on Form 10-K ("Form 10-K") incorporated by reference in the Prospectus under the caption "Item 13 - Certain Relationships and Related Transactions", in each case insofar as such statements constitute summaries of the documents or legal conclusions referred to therein, fairly summarize and fairly present, in all material respects, the information called for with respect to such documents or legal conclusions referred to therein;

               (v) after due inquiry, such counsel does not know of any legal or governmental proceeding pending or threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described in the Registration Statement or the Prospectus or a document incorporated by reference therein or of any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required;

               (vi) the Company is not an "investment company", as such term is defined in the Investment Company Act of 1940, as amended; and

               (vii) such counsel (1) is of the opinion that each document filed pursuant to the Exchange Act and incorporated by reference in the Registration Statement and the Prospectus (except for financial statements and notes thereto and schedules and other financial or statistical data included or incorporated by reference therein as to which such counsel need not express any opinion) complied when so filed as to form in all material respects with the Exchange Act and the rules and regulations of the Commission thereunder, and (2) is of the opinion that the Registration Statement and Prospectus (except for financial statements and notes thereto and schedules and other financial or statistical data included or incorporated by reference therein as to which such counsel need not express any opinion) comply as to form in all material respects with the Securities Act and the rules and regulations of the Commission thereunder. Such counsel shall also state that, although such counsel has not undertaken to determine independently, and therefore does not assume, except as expressly indicated in paragraph (iv) above, any responsibility, explicitly or implicitly, for the accuracy, completeness or fairness of the statements contained in the Registration Statement and in the Prospectus, such counsel has participated in the preparation of the Registration Statement and Prospectus. Based upon and subject to the foregoing, and the other customary qualifications and limitations contained in such counsel's letter, nothing has come to such counsel's attention which causes such counsel to believe that (except for financial statements and notes thereto and schedules and other financial or statistical data included or incorporated by reference therein as to which such counsel need not express any belief) the Registration Statement and the prospectus included therein, on the original effective date of the Registration Statement, on the effective date of the most recent post-effective amendment thereto, if any, or on the date of the Underwriting Agreement, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, or any amendment or supplement thereto, at the time the Prospectus supplement was issued, at the time any such amended or supplemented Prospectus was issued, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (e) You shall have received on the Closing Date, an opinion of Kirkland & Ellis, [add name of counsel for Columbia Capital] and Daniel J. Venuti, counsel for the Selling Shareholders, dated the Closing Date, to the effect set forth on Exhibit A through C hereto, respectively. The opinion of Kirkland & Ellis shall also comply with the requirements of the Warrant Purchase Agreement of the Warrant Holders.

          The opinion of Kirkland & Ellis, [add name of counsel for Columbia Capital], and Daniel J. Venuti, shall be rendered to the Underwriters at the request of one or more of the Selling
     Shareholders, as the case may be, and shall so state therein.

          (f) You shall have received on the Closing Date an opinion of Shearman & Sterling, counsel for the Underwriters, dated the Closing Date, with respect to the Registration Statement and the Prospectus and such other related matters as you may reasonably request, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters.

          Nixon, Hargrave, Devans & Doyle LLP, Kirkland & Ellis, [add name of counsel for Columbia Capital] and Shearman & Sterling need not express any opinion or belief with respect to matters governed by or related to (i) federal, state, local or foreign communications law or the rules, regulations or policies of the FCC thereunder or with respect thereto, or
(ii) any law other than the federal law of the United States of America, the law of the State of New York or the General Corporation Law of the State of Delaware.

          (g) You shall have received, on each of the date hereof and the Closing Date, a letter dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to you, from Arthur Andersen LLP, independent public accountants, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in or incorporated by reference into the Registration Statement and the Prospectus.

          (h) The "lock-up" agreements between you and certain officers and directors of the Company relating to sales of shares of Common Stock of the Company or any securities convertible into or exercisable or exchangeable for such Common Stock, delivered to you on or before the date hereof, shall be in full force and effect on the Closing Date.

          (i) The Shares shall have been approved for quotation on Nasdaq by the National Association of Securities Dealers, Inc.

          (j) You shall have received on the Closing Date a certificate of status for each of ACC TelEnterprises Ltd. and its subsidiaries from the respective jurisdiction of incorporation and the jurisdictions in which ACC TelEnterprises Ltd. and its subsidiaries transact business.

          (k) You shall have received on the Closing Date certificates dated the Closing Date and signed by the Selling Shareholders or by the attorneys-in-fact of the Selling Shareholders, to the effect that the representations and warranties of each such Selling Shareholder contained in this Agreement are true and correct as of the Closing Date and that each such Selling Shareholder has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date.

          (l) No stop order suspending the effectiveness of the Registration Statement shall be in effect and no proceedings for such purpose shall be pending before or, to the knowledge of the Company or the Underwriters, threatened by the Commission.

          (m) You shall have received on the Closing Date such other certificates and documents as you may reasonably request.

          6. COVENANTS OF THE COMPANY. In further consideration of the agreements of the Underwriters herein contained, the Company covenants as follows:

          (a) If requested by you in connection with the offering of the Shares, the Company will prepare a preliminary prospectus supplement containing such information as you, the Company and the Attorney-in-Fact for the Selling Shareholders deem appropriate and, immediately following the execution of this Agreement, the Company will prepare a Prospectus supplement that complies with the Securities Act and the Securities Act Regulations and that sets forth the number of Shares and their terms, the name of each Underwriter participating in the offering and the number of Shares that each severally has agreed to purchase, the name of each Underwriter, if any, acting as Representative in connection with the offering, the price at which the Secondary Shares are to be purchased by the Underwriters from the Selling Shareholders, any initial public offering price, any selling concession and reallowance, and such other information as you, the Company and the Selling Shareholders deem appropriate in connection with the offering of the Shares. The Company will promptly transmit copies of any preliminary prospectus supplement and the Prospectus supplement to the Commission for filing pursuant to Rule 424 under the Securities Act and will furnish to the Underwriters as many copies of any preliminary prospectus supplement and the Prospectus as you shall reasonably request.

          (b) If at any time when the Prospectus is required by the Securities Act to be delivered in connection with sales of the Shares, any event shall occur or condition exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or counsel for the Company, to amend the Registration Statement or amend or supplement the Prospectus in order that the Prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of either such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the Securities Act or the Securities Act Regulations, the Company will promptly prepare and file with the Commission such amendment or supplement as may be necessary to correct such untrue statement or omission or to make the Registration Statement or the Prospectus comply with such requirements.

          (c) During the period when the Prospectus is required by the Securities Act to be delivered in connection with sales of the Shares, the Company will file promptly all documents required to be filed with the Commission pursuant to Section 13, Section 14 or Section 15(d) of the Exchange Act.

          (d) During the period when the Prospectus is required by the Securities Act to be delivered in connection with sales of the Shares, the Company will inform you and the Attorney-in-Fact for the Selling Shareholders of its intention to file any amendment to the Registration Statement, any supplement to the Prospectus or any document that would as a result thereof be incorporated by reference in the Prospectus; and the Company will furnish you with copies of any such amendment, supplement or other document at a reasonable time in advance of filing.

          (e) During the period when the Prospectus is required by the Securities Act to be delivered in connection with sales of the Shares, the Company will notify you and the Attorney-in-Fact for the Selling Shareholders immediately, and confirm the notice in writing, (i) of the effectiveness of any amendment to the Registration Statement,
     (ii) of the mailing or the delivery to the Commission for filing of any supplement to the Prospectus or any document that would as a result thereof be incorporated by reference in the Prospectus,
     (iii) of the receipt of any comments from the Commission with respect to the Registration Statement, the Prospectus or the Prospectus supplement, (iv) of any request by the Commission for any amendment to the Registration Statement or any supplement to the Prospectus or for additional information relating thereto or to any document incorporated by reference in the Prospectus and (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, or of the institution or threatening of any proceeding for any of such purposes. The Company will use every reasonable effort to prevent the issuance of any such stop order or of any order suspending such qualification and, if any such order is issued, to obtain the lifting thereof at the earliest possible moment.

          (f) The Company has furnished or will furnish to you three signed copies of the Registration Statement (as originally filed), of any Rule 462(b) Registration Statement, and of all amendments thereto, whether filed before or after the Registration Statement became effective, copies of all exhibits and documents filed therewith or incorporated by reference therein (through the end of the period when the Prospectus is required by the Securities Act to be delivered in connection with sales of the Shares) and signed copies of all consents and certificates of experts, as you may reasonably request, and has furnished or will furnish to you, for each of the Underwriters, a conformed copy of the Registration Statement (as originally filed), of any Rule 462(b) Registration Statement and of each amendment thereto (including documents incorporated by reference into the Prospectus but without exhibits).

          (g) The Company will endeavor to qualify the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as you shall reasonably request and to pay all expenses (including reasonable fees and disbursements of counsel) in connection with such qualification and in connection with any review of the offering of the Shares by the National Association of Securities Dealers, Inc.

          (h) The Company will make generally available to its security holders as soon as practicable, but not later than 45 days after the close of the period covered thereby, an earnings statement of the Company (in form complying with the provisions of Rule 158 of the Securities Act Regulations), covering (i) a period of 12 months beginning after the effective date of the Registration Statement (or, if applicable, any Rule 462(b) Registration Statement) and covering a period of 12 months beginning after the effective date of any post-effective amendment to the Registration Statement but not later than the first day of the Company's fiscal quarter next following such respective effective dates and (ii) a period of 12 months beginning after the date of this Agreement but not later than the first day of the Company's fiscal quarter next following the date of this Agreement.

          (i) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and the Company's accountants in connection with the registration and delivery of the Shares under the Securities Act and all other fees or expenses in connection with the preparation and filing of the Registration Statement, any preliminary prospectus supplement, the Prospectus and amendments and supplements to any of the foregoing, including all printing costs associated therewith, and the mailing and delivering of copies thereof to the Underwriters and dealers, in the quantities hereinabove specified,
     (ii) all costs and expenses related to the transfer and delivery of the Shares to the Underwriters, including any transfer or other taxes payable thereon, (iii) the cost of printing or producing any Blue Sky or Legal Investment memorandum in connection with the offer and sale of the Shares under state securities laws and all expenses in connection with the qualification of the Shares for offer and sale under state securities laws as provided in paragraph (d) above, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky or Legal Investment memorandum, (iv) all filing fees and disbursements of counsel to the Underwriters incurred in connection with the review and qualification of the offering by the National Association of Securities Dealers, Inc., (v) all costs and expenses incidental to listing the Shares on Nasdaq,
     (vi) the cost of printing certificates representing the Shares, (vii) the costs and charges of any transfer agent, registrar or depositary,
     (viii) the costs and expenses of the Company relating to investor presentations on any "road show" undertaken in connection with the marketing of the offering, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expense of the representatives and officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show and (ix) all other costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this paragraph. It is understood, however, that except as provided in this Section,
     Section 8 and the third paragraph of Section 10 below, the Underwriters will pay all of their costs and expenses, including fees and disbursements of their counsel, stock transfer taxes payable on resale of any of the Shares by them, and any advertising expenses connected with any offers they may make.

          (j) The Company hereby agrees to waive the five business day period which it has to issue certificates representing shares of Common Stock upon the conversion of the Preferred Stock or the exercise of the Warrants by the holders thereof. The Company hereby agrees to issue or cause to be issued on the Closing Date certificates representing the Common Stock issuable (i) upon the conversion of the Preferred Stock and (ii) the exercise of the Warrants; PROVIDED, that the holders thereof shall have delivered to the Company prior to such time all of the items set forth in Section 6A of the Company's Certificate of Designation of Series A Preferred Stock with respect to the conversion of the Preferred Stock and all the items set forth in the Warrants with respect to the exercise of the Warrants.

          7. COVENANTS OF THE SELLING SHAREHOLDERS. In further consideration of the agreements of the Underwriters herein contained, each of the Selling Shareholders severally and not jointly covenants as follows:

          (a) Whether or not the transactions contemplated hereby are consummated or this Agreement is terminated, to pay or cause to be paid all taxes, if any, on the transfer and sale of the Shares and the Warrants, in the case of a Warrant Holder, being sold by such Selling Shareholder.

          (b) Such Selling Shareholder has carefully reviewed the Registration Statement and will carefully review, promptly upon receipt, each amendment thereto provided to such Selling Shareholder. At any time during the period from the date hereof through the Closing Date, if there is any change in the information in the Registration Statement that specifically relates to such Selling Shareholder, including the tables and notes thereto, such Selling Shareholder will immediately notify the Company of such change.

          (c) Such Selling Shareholder shall cooperate fully with the Company in supplying such information relating to such Selling Shareholder and the Shares and the Warrants, in the case of a Warrant Holder, as the Company may reasonably request for use in preparation of the Registration Statement and all other documents reasonably necessary or desirable in connection with the offering of Shares. In addition, such Selling Shareholder shall furnish to the Company (or, at the Company's request, to the Underwriters or other parties) such further certificates and documents confirming the representations and warranties contained herein, or with respect to related matters, as the Company may reasonably request.

          (d) In the case of a Preferred Stock Holder, such Selling Shareholder shall deliver to the Company the Preferred Stock for conversion into the Secondary Shares to be sold by such Selling Shareholder hereunder, on or before 10:00 a.m. on the Closing Date.

          (e) In the case of a Warrant Holder, such Selling Shareholder shall deliver to you the Warrants on or before 10:00 a.m. on the Closing Date, which upon exercise by you, will entitle you to receive the Warrant Shares from the Company.

          8. INDEMNITY AND CONTRIBUTION. The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred by any Underwriter or any such controlling person in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus supplement or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein; PROVIDED, HOWEVER, that the foregoing indemnity agreement with respect to any preliminary prospectus supplement shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased Shares, or any person controlling such Underwriter, if a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Shares to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such losses, claims, damages or liabilities.

          Each Selling Shareholder agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or
Section 20 of the Exchange Act and each Underwriter and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus supplement or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to information relating to such Selling Shareholder furnished in writing by or on behalf of such Selling Shareholder expressly for use therein, PROVIDED, HOWEVER, that the foregoing indemnity agreement with respect to any preliminary prospectus supplement shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased Shares, or any person controlling such Underwriter, if a copy of the Prospectus (as then amended or supplemented if the Selling Shareholder shall have furnished the Underwriters with written information with respect to facts or events that would require an amendment or supplement thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Shares to such person, and if the Prospectus (as so amended or supplemented, including the information provided by such Selling Shareholder) would have cured the defect giving rise to such losses, claims, damages or liabilities.

          Notwithstanding any other term or provision of this Agreement to the contrary, no Selling Shareholder shall be liable for any amount under this Agreement in excess of the purchase price of the Secondary Shares or the Warrants, as the case may be, received by such Selling Shareholder from the Underwriters, plus in the case of the Warrant Holders, the exercise price with respect thereto.

          Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement, the Selling Shareholders and each person, if any, who controls the Company or any Selling Shareholders within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Selling Shareholders and the Company to such Underwriter, but only with reference to information relating to such Underwriter furnished to the Company in writing by such Underwriter through you expressly for use in the Registration Statement, any preliminary prospectus supplement, the Prospectus or any amendments or supplements thereto.

          In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to either of the three preceding paragraphs, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the reasonable fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Underwriters and such control persons of Underwriters, such firm shall be designated in writing by Morgan Stanley & Co. Incorporated. In the case of any such separate firm for the Company, and such directors, officers and control persons of the Company, such firm shall be designated in writing by the Company. In the case of any such separate firm for the Selling Shareholders and such controlling persons of Selling Shareholders, such firm shall be designated in writing by the persons named as attorney-in-fact for a majority in interest of the Selling Shareholders under the Power of Attorney and Custody Agreements. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

          If the indemnification provided for in the first three paragraphs of this Section 8 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party or parties on the other hand from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause
(i) above but also the relative fault of the indemnifying party or parties on the one hand and of the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Selling Shareholders and the Company on the one hand and the Underwriters on the other hand in connection with the offering of the Shares shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Shares (before deducting expenses) received by the Selling Shareholders and the Company and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus supplement, bear to the aggregate public offering price of the Shares. The relative fault of the Selling Shareholders and the Company on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Selling Shareholders and the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Underwriters' and Selling Shareholders' respective obligations to contribute pursuant to this Section 8 are several in proportion to the respective number of Shares they have purchased or sold hereunder, respectively, and not joint.

          The Selling Shareholders, the Company and the Underwriters agree that it would not be just or equitable if contribution pursuant to this
Section 8 were determined by PRO RATA allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity. In no event shall the liability of a Selling Shareholder under this and the preceding paragraph exceed the amount that such Selling Shareholder would have been required to pay under first three paragraphs of this Section 8 had such indemnification been held to be available thereunder.

          The indemnity and contribution provisions contained in this
Section 8 and the representations and warranties of the Company and the Selling Shareholders contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter, any Selling Shareholder or any person controlling any Selling Shareholder, or the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the Shares.

          9. TERMINATION. This Agreement shall be subject to termination by notice given by you to the Company, the Attorney-in-Fact for the employee Selling Shareholders, Fleet Venture Resouces, Inc., Fleet Equity Partners VI, L.P. and Chisholm Partners II L.P. ( "Fleet Selling Shareholders") and Columbia Capital Corporation, if (a) after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers, Inc., the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either federal or New York State authorities or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in your judgment, is material and adverse and (b) in the case of any of the events specified in clauses (a)(i) through (iv), such event singly or together with any other such event makes it, in your judgment, impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus.

          10. EFFECTIVENESS; DEFAULTING UNDERWRITERS. This Agreement shall become effective upon the later of (a) execution and delivery hereof by the parties hereto and (b) release of notification of the effectiveness of the Registration Statement by the Commission.

          If on the Closing Date any one or more of the Underwriters shall fail or refuse to purchase Shares that it or they have agreed to purchase hereunder on such date, and the aggregate number of Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of the Shares to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the number of Shares set forth opposite their respective names in Schedule II bears to the aggregate number of Shares set forth opposite the names of all such nondefaulting Underwriters, or in such other proportions as you may specify, to purchase the Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; PROVIDED that in no event shall the number of Shares that any Underwriter has agreed to purchase pursuant to
Section 3 be increased pursuant to this Section 10 by an amount in excess of one-ninth of such number of Shares without the written consent of such Underwriter. If on the Closing Date any Underwriter or Underwriters shall fail or refuse to purchase Shares and the aggregate number of Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Shares to be purchased on such date, and arrangements satisfactory to you and Fleet Selling Shareholders for the purchase of such Shares are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter, the Company or the Selling Shareholders. In any such case either you or the Fleet Selling Shareholders shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

          If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Company or the Selling Shareholders to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company or any Selling Shareholders shall be unable to perform their obligations under this Agreement (a "Non-Performing Party"), the Non-Performing Party will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the reasonable fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering contemplated hereunder.

          11. COUNTERPARTS. This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

          12. APPLICABLE LAW. This Agreement shall be governed by the laws of the State of New York.

          13. REGISTRATION AGREEMENT. Nothing in this Agreement shall be interpreted as amending or otherwise affecting any of the terms or provisions of the Registration Agreement, dated as of May 25, 1995, between the Company and certain of the Selling Shareholders (the "Registration Agreement"). The terms of the Registration Agreement shall prevail in the event of any conflict or inconsistency between this Agreement and the Registration Agreement.

          14. HEADINGS. All headings of the sections and subparts thereof of this Agreement are for convenience of reference only and shall not be deemed a part of this Agreement.

                                   Very truly yours,

                                   ACC CORP.


                                   By:
                                      ----------------------------------
                                      Name:
                                      Title:

                                   The Employee Selling Shareholders named
                                   in Schedule I hereto, acting severally


                                   By:
                                      -----------------------------------
                                         Attorney-in-Fact
                                         Name:
                                         Title:


                                   FLEET VENTURE RESOURCES, INC.

                                   By:
                                      -----------------------------------
                                         Name:
                                         Title:

                                   FLEET EQUITY PARTNERS VI, L.P.
                                   By:  Silverado IV Corp.
                                   Its:  General Partner

                                   By:
                                      -----------------------------------
                                         Name:
                                         Title:


                                   CHISHOLM PARTNERS II, L.P.
                                   By:  Silverado II, L.P.
                                   Its:  General Partner

                                   By:  Silverado II, Corp.
                                   Its:  General Partner
                                   By:
                                      ------------------------------------
                                        Name:
                                        Title:

                                   COLUMBIA CAPITAL CORPORATION

                                   By:
                                      ------------------------------------
                                        [Attorney-in-Fact]
                                        Name:
                                        Title:

Accepted as of the date hereof

MORGAN STANLEY & CO.
     INCORPORATED
WHEAT, FIRST SECURITIES, INC.

Acting severally on behalf of themselves and the several Underwriters named in Schedule II hereto.

By Morgan Stanley & Co.
     Incorporated

By:
   ----------------------------------
  Name:
  Title:

                                 SCHEDULE I

                            SELLING SHAREHOLDERS



                                        Number of
                                    Secondary Shares     Warrants To Be Sold
  Selling Shareholder                  TO BE SOLD         (NUMBER OF SHARES)
  -------------------               ----------------     -------------------
Fleet Venture Resources, Inc.
Fleet Equity Partners VI, L.P.
Chisholm Partners II, L.P.
Columbia Capital Corporation
Christopher Bantoft                                                      0
Arunas A. Chesonis                                                       0
Michael L. LaFrance                                                      0
John J. Zimmer                                                           0
Hugh F. Bennett                                                          0
Daniel D. Tessoni                                                        0
Mae Squier-Dow                                                           0
Sharon L. Barnes                                                         0
Richard T. Aab



Total

                            SCHEDULE II

                           UNDERWRITERS



                                    Number of     Warrants
                                    Secondary      To Be
                                     Shares       Purchased
                                      To Be       (Number      Total Number
  Underwriter                       Purchased     of Shares)     of Shares
  -----------                       ----------    ----------   ------------

Morgan Stanley & Co. Incorporated
Wheat, First Securities, Inc.


                                    ___________   __________   ____________
Total Shares
                                    ===========   ==========   ============

                           SCHEDULE III

                                                  __________, 1996

                             ACC Corp.

         Class A Common Stock (par value $.015 per share)


Number of Secondary Shares
sold to the Underwriters:                    __________

Warrants to be sold to the Underwriters
(number of shares):                          __________

Total Number of Shares
to be offered by the Underwriters:           __________


Public offering price:                       $______

Purchase price for the Secondary Shares:     $______

Concession to dealers:                       $______

Reallowance:                                 $______

Closing Date                                 _______, 1996, 10:00 a.m.


Listing requirement:                         Nasdaq National Market

Other terms and conditions:

                             EXHIBIT A

          Pursuant to Section 5(e) of the Underwriting Agreement, Kirkland & Ellis, shall furnish an opinion to the effect that:

        (i) the Underwriting Agreement has been duly authorized, executed and delivered by or on behalf of each of the Preferred Stock Holders;

        (ii) each of the Power of Attorney and Custody Agreement and the Warrant Assignment Agreement of such Preferred Stock Holder has been duly authorized, executed and delivered by each of the Preferred Stock Holders and is a valid and binding agreement of such Preferred Stock Holder, enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability;

        (iii) the execution and delivery by the Preferred Stock Holders of, and the performance by each Preferred Stock Holder of its obligations under, the Underwriting Agreement and the Power of Attorney and Custody Agreement and Warrant Assignment Agreement of such Preferred Stock Holder will not contravene any applicable law, or the certificate of incorporation or by-laws (if such Preferred Stock Holder is a corporation) or the partnership agreement (if such Preferred Stock Holder is a partnership) of such Preferred Stock Holder or, to the best of such counsel's knowledge, any agreement or other instrument binding upon such Preferred Stock Holder, or to the best of such counsel's knowledge, any judgment, order or decree of any governmental body, agency or court having jurisdiction over such Preferred Stock Holder, and no consent, approval, authorization or order of or qualification with any governmental body or agency is required for the performance by such Preferred Stock Holder of its obligations under this Agreement or the Power of Attorney and Custody Agreement or Warrant Assignment Agreement of such Preferred Stock Holder, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares;

        (iv) each of the Preferred Stock Holders has the legal right and power, and all required authorizations and approvals to enter into the Underwriting Agreement and the Power of Attorney and Custody Agreement and Warrant Assignment Agreement of such Preferred Stock Holder and to sell, transfer and deliver the Secondary Shares and the Warrants to be sold by such Preferred Stock Holder;

        (v) each of the Preferred Stock Holders has valid and marketable title, free and clear of all security interests, claims, liens, equities and other encumbrances, to (a) the Warrants, which are exercisable for the Warrant Shares and (b) the Preferred Stock, which is convertible into the Secondary Shares to be sold by such Preferred Stock Holder as set forth in the Prospectus and, immediately prior to the Closing Date upon conversion of the Preferred Stock, each of the Preferred Stock Holders will have valid and marketable title to the Secondary Shares, free and clear of all security interests, claims, liens, equities and other encumbrances;

        (vi) upon delivery of, and payment for, the Secondary Shares and the Warrants to be sold by such Preferred Stock Holder pursuant to the Underwriting Agreement, valid and marketable title to such Secondary Shares and the Warrants, free and clear of any security interests, claims, liens, equities and other encumbrances will pass to the Underwriters; and

                             EXHIBIT B

        Pursuant to Section 5(e) of the Underwriting Agreement, _________, counsel for Columbia Capital Corporation ("Columbia"), shall furnish an opinion to the effect that:

        (i) the Underwriting Agreement has been duly authorized, executed and delivered by or on behalf of Columbia;

        (ii) each of the Power of Attorney and Custody Agreement and the Warrant Assignment Agreement of Columbia has been duly authorized, executed and delivered by Columbia and is a valid and binding agreement of Columbia, enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability;

        (iii) the execution and delivery by Columbia of, and the performance by Columbia of its obligations under, the Underwriting Agreement and the Power of Attorney and Custody Agreement and Warrant Assignment Agreement of Columbia will not contravene any applicable law, or the certificate of incorporation or by-laws of Columbia or, to the best of such counsel's knowledge, any agreement or other instrument binding upon Columbia, or to the best of such counsel's knowledge, any judgment, order or decree of any governmental body, agency or court having jurisdiction over Columbia, and no consent, approval, authorization or order of or qualification with any governmental body or agency is required for the performance by Columbia of its obligations under the Underwriting Agreement or the Power of Attorney and Custody Agreement or Warrant Assignment Agreement of Columbia, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares;

        (iv) Columbia has the legal right and power, and all required authorizations and approvals to enter into the Underwriting Agreement and the Power of Attorney and Custody Agreement and Warrant Assignment Agreement of Columbia and to sell, transfer and deliver the Warrants to be sold by Columbia;

        (v) Columbia has valid and marketable title, free and clear of all security interests, claims, liens, equities and other encumbrances, to the Warrants, which are exercisable for the Warrant Shares to be sold by Columbia as set forth in the Prospectus;

        (vi) upon delivery of, and payment for, the Warrants to be sold by Columbia pursuant to the Underwriting Agreement, valid and marketable title to such Warrants, free and clear of any security interests, claims, liens, equities and other encumbrances will pass to the Underwriters; and

                             EXHIBIT C

        Pursuant to Section 5(e) of the Underwriting Agreement, Daniel J. Venuti, Corporate Counsel for the Company, shall furnish an opinion to the effect that:

        (i) the Underwriting Agreement has been duly authorized, executed and delivered by or on behalf of each of the Selling Shareholders;

        (ii) the Power of Attorney and Custody Agreement of such Selling Shareholder has been duly authorized, executed and delivered by each of the Selling Shareholders and is a valid and binding agreement of such Selling Shareholder, enforceable in accordance with its terms, except as
  (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability;

        (iii) the execution and delivery by the Selling Shareholders of, and the performance by each Selling Shareholder of its obligations under, the Underwriting Agreement and the Power of Attorney and Custody Agreement of such Selling Shareholder will not contravene any applicable law or, to the best of such counsel's knowledge, any agreement or other instrument binding upon such Selling Shareholder, or to the best of such counsel's knowledge, any judgment, order or decree of any governmental body, agency or court having jurisdiction over such Selling Shareholder, and no consent, approval, authorization or order of or qualification with any governmental body or agency is required for the performance by such Selling Shareholder of its obligations under this Agreement or the Power of Attorney and Custody Agreement of such Selling Shareholder, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares;

        (iv) each of the Selling Shareholders has the legal right and power, and all required authorizations and approvals to enter into the Underwriting Agreement and the Power of Attorney and Custody Agreement of such Selling Shareholder and to sell, transfer and deliver the Secondary Shares to be sold by such Selling Shareholder;

        (v) each of the Selling Shareholders has valid and marketable title, free and clear of all security interests, claims, liens, equities and other encumbrances, to the Secondary Shares as set forth in the Prospectus;

        (vi) upon delivery of, and payment for, the Secondary Shares to be sold by such Selling Shareholder pursuant to the Underwriting Agreement, valid and marketable title to such Secondary Shares, free and clear of any security interests, claims, liens, equities and other encumbrances will pass to the Underwriters; and

        (v) as to any information relating to the Selling Shareholders, such counsel (1) is of the opinion the Registration Statement and Prospectus comply as to form in all material respects with the Securities Act and the rules and regulations of the Commission thereunder, (2) has no reason to believe that the Registration Statement and the prospectus included therein, on the original effective date of the Registration Statement, on the effective date of the most recent post-effective amendment thereto, if any, on the date of the filing of any annual report on Form 10-K after the filing of the Registration Statement, on the date of the Underwriting Agreement, or on the Closing Date, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (3) has no reason to believe that the Prospectus, or any amendment or supplement thereto, at the time the Prospectus supplement was issued, at the time any such amended or supplemented Prospectus was issued or on the Closing Date contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.